SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (512) 219-8020

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release

Item 12. Results of Operations and Financial Condition.

     On July 21, 2004, Luminex Corporation issued a press release announcing its earnings results for its second fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Use of Non-GAAP Financial Information

     To supplement our consolidated financial statements presented herein in accordance with United States generally accepted accounting principles (“GAAP”), the Company also uses the non-GAAP measure of EBITDA. Management believes that EBITDA is a meaningful measurement of operating performance as it excludes certain charges that we believe are not indicative of our core operating results and therefore provides a useful measurement to compare our performance with our competitors in the biotechnology products and services industry. The presentation of this non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP. A reconciliation to operating loss, the nearest corresponding financial measure under GAAP, is provided in the consolidated financial statements presented herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION
Date: July 21, 2004	By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release Issued by Luminex Corporation dated July 21, 2004.